As filed with the Securities and Exchange Commission on September 8, 2020

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-23175

MATRIX ADVISORS FUNDS TRUST

(Exact name of registrant as specified in charter)

10 Bank Street, Suite 590, White Plains, NY 10606

(Address of principal executive offices) (Zip code)

David A. Katz

10 Bank Street, Suite 590

White Plains, NY 10606

(Name and address of agent for service)

1(800) 366-6223

Registrant's telephone number, including area code

Date of fiscal year end: June 30

Date of reporting period: June 30, 2020

Item 1. Reports to Stockholders.

MATRIX ADVISORS
DIVIDEND FUND

10 Bank Street, Suite 590 • White Plains, NY 10606 • Tel. (212) 486-2004 • Fax (212) 486-1822

August 6, 2020

Dear Fellow Shareholder:

The Matrix Advisors Dividend Fund had a very solid 2nd quarter, 2020, up +14.64%. The results were behind the more growth/ technology-oriented S&P 500 Index which returned +20.54%, but modestly better than the Russell 1000 Value Index's return of +14.29% over the same time period.

For the first six months of the year, the Fund was down -11.81% compared to a decline of -3.08% for the S&P 500 Index and a decline of -16.26% for the Russell 1000 Value Index.

Disclosure Note:

For your information, for the period ended June 30, 2020, the Fund's average annual total returns for the one year and for the since inception period from October 13, 2016, was -2.18% and +6.80%, respectively. For the same period the return for the S&P 500 Index was 7.51% and +12.84%. For the same period the return for the Russell 1000 Value Index was -8.84% and 4.47%.

Gross Expense Ratio:	1.80%
Net Expense Ratio:	0.90	%**

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth less than their original cost. Current performance of the fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 800-366-6223 or by visiting www.matrixadvisorsdividendfund.com.

** The Advisor has contractually agreed to reduce fees through 10/31/20.

Investment performance reflects fee waivers in effect. In the absence of such waivers, total return would be reduced.

The Fund's Net Asset Value on 6/30/20 was $22.97.

For the fiscal year (6/30/19 - 6/30/20), the Fund was down -2.18% versus the S&P 500 Index's return of +7.51% and the Russell 1000 Value Index's -8.84% decline. A detailed discussion of performance is provided in the following commentary.

During this period of extreme uncertainty and market volatility, we have been reviewing all portfolio holdings. We made several changes this quarter when we saw opportunities to upgrade quality, increase the safety of our dividend stream, improve appreciation potential and lower risk.

We added new positions in Coca Cola, Comcast, and two banks, M&T Bank Corp. and US Bancorp, that replaced our Wells Fargo ("WFC") position after our analysis concluded that there was a high probability that WFC would be forced to cut its dividend, which it subsequently confirmed. We also sold the positions in ViacomCBS and Unilever because of concerns about dividend safety. We added to last quarter's new position in Duke Energy. We think the Utility sector in general is more attractive than it has been in several years and are spending more time analyzing investment opportunities in this sector.

MATRIX ADVISORS
DIVIDEND FUND

During the quarter, in the depths of the recession, seven of our companies increased their dividends by an average of 5.1%. For the first six months of the year, 16 of our holdings have increased their dividends by 5.5%, on average. We expect the portfolio's dividends to grow modestly in 2020 and return to healthier growth next year and thereafter.

After the market's and the Fund's sharp move higher since March 23rd, we look for equities to enter a period of volatility, both upside and downside, but feel ultimately stocks should have an upside bias. We believe the Fund's strategy is well suited for conservative income-oriented equity investors, seeking growing income and capital appreciation over time.

Matrix partners and associates are among the Fund's largest shareholders and our interests are directly aligned with yours. We believe the current portfolio should be positioned to continue to have a healthy and growing income stream and return to favorable investment returns in the years to come. We thank you for your continued support and confidence in the Fund.

Sincerely,

David A. Katz, CFA
Fund Manager

Past performance is not a guarantee of future results.

The information provided herein represents the opinion of the Matrix Advisors Dividend Fund management and is not intended to be a forecast of future events, a guarantee of future results, nor investment advice.

Please refer to the Schedule of Investments in this report for details on Fund holdings. Fund holdings are subject to change at any time and are not recommendations to buy or sell any security.

The S&P 500 Index is a broad based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general. You cannot invest directly in an index.

The Russell 1000® Value Index measures the performance of those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Price to earnings (P/E) ratio is a common tool for comparing the prices of different common stocks and is calculated by dividing the current market price of a stock by the earnings per share.

Dividend yield refers to a stock's annual dividend payments to shareholders, expressed as a percentage of the stock's current price.

Cash flow means the cash generated by the company. This differs from net income by adding back non-cash charges like depreciation, amortization, one-time accounting writeoffs, and adjustments for deferred taxes or minority interests.

Must be preceded or accompanied by a prospectus.

Mutual fund investing involves risk. Principal loss is possible. The stock of value companies can continue to be undervalued for long periods of time and not realize its expected value. The value of the Fund may decrease in response to the activities and financial prospects of an individual company. Growth stocks typically are more volatile than value stocks; however, value stocks have a lower expected growth rate in earnings and sales. Strategies focusing on dividend-paying stocks may fall out of investor favor, which may negatively affect the performance of stocks that pay dividends. In addition, the Advisor may incorrectly judge whether a company will be able to continue paying dividends or the amount of such dividends, which may cause losses for the Fund.

Fund holdings and sector allocations are subject to change and are not recommendations to buy or sell any security.

The Matrix Advisors Dividend Fund is distributed by Quasar Distributors, LLC.

MATRIX ADVISORS
DIVIDEND FUND

	Average Annualized Total Return Periods Ended June 30, 2020
	Since Commencement*	One Year
Matrix Advisors Dividend Fund	6.80%	-2.18%
S&P 500 Index**	12.84%	7.51%

The graph above illustrates the performance of a hypothetical $10,000 investment made in the Fund and the S&P 500 Index on 10/13/16 (commencement of operations). All returns in the graph and table above reflect the reinvestment of dividends and distributions, but do not reflect the deduction of taxes that an investor would pay on distributions. The graph and table above do not imply any future performance.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting www.matrixadvisorsdividendfund.com.

*  The Fund commenced operations on October 13, 2016.

**  The S&P 500 Index is a broad based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general.

MATRIX ADVISORS
DIVIDEND FUND

Matrix Advisors Dividend Fund
Capital Markets Commentary and Quarterly Report:
2nd Quarter 2020 and Annual Review

The stock market1 rallied strongly in Q2. The rebound from the sharp decline in Q1 was driven by:

•  encouraging news about treating the COVID-19 virus and progress in vaccine trials,

•  expectations that as the economy reopens, the second quarter will prove to be the end of a sharp but short recession, with the worst in unemployment numbers behind us and Q2 marking the low point in corporate profits for the year,

•  comments from the Federal Reserve that they will keep interest rates low to support the recovery for as long as necessary and their swift and massive intervention in the bond market to stabilize and lower rates, allowing cash strapped corporations to raise capital, and

•  the very positive impact from the $2.8 trillion government stimulus programs including the $670 billion Payment Protection Program, designed to provide a direct incentive for small businesses to keep their workers on the payroll.

All market sectors were positive in the second quarter, most by double digits. The best returns were in the Technology, Consumer Discretionary, and Energy sectors. The two lagging sectors, both positive with single digit returns, were Consumer Staples and Utilities.

For the first six months of the year through June 30, the best performing market sectors were Technology and Consumer Discretionary. The worst performing sectors were Energy and Financials.

Despite the strong Q2 market rally, the stock market was down for the year, through June 30.

Bond returns were positive in the quarter. U.S. Treasury Bonds were flat to slightly higher and corporates rallied from their March lows after the Fed intervened to provide liquidity and announced it would buy them.

The price of oil rebounded from its Q1 collapse after OPEC and Russia pledged to restrain production and demand increased as economies around the world began reopening. The Wall Street Journal described the oil market over the last six months as a wild ride2. The U.S. crude-oil front-month futures price started the year above $60 a barrel, fell below $0 for the first time in late April, and ended the quarter around $40, near the price many well-run companies say is break even.

Fund Portfolio and Outlook

At the end of Q1, after the market's sharp decline, we were table-pounding optimistic that the stock market would bounce back and suggested that it would likely recover quicker than many expected. Many stocks' valuations reflected extreme levels of pessimism that we believed were unwarranted, especially after the government and healthcare industry began an accelerated, coordinated effort to contain, treat and produce a vaccine for the COVID-19 virus, while Congress, the Treasury Department, and Federal Reserve, provided extraordinary financial support to companies, their employees and the financial markets.

1  All references to the stock market are the S&P 500 unless otherwise noted.

2  Wall Street Journal, July 1, 2020.

MATRIX ADVISORS
DIVIDEND FUND

We remain optimistic about the market's intermediate and long-term prospects, but our short-term enthusiasm is a little less emphatic due to the market's strong rebound in Q2 and the recent setbacks in reopening the economy because of the spreading virus. Some states that were more aggressive in their reopening timetables are now seeing a significant rise in virus case counts and are re-imposing social distancing and other restrictions. These setbacks will slow the path of economic recovery but are not expected to stop it.

We expect that the stock market will be volatile for the foreseeable future. On some days and weeks, the stock market will look beyond economic and virus-related setbacks and focus on the eventual recovery, and rally. On other days, with similar information, we also expect the market to get rattled and sell-off on fears of a derailed recovery.

Even after the strong Q2 market rally, there are many market sectors and stocks with good prospects that are out of favor and offer good investment opportunities.

As has been well reported in the financial press, much of the market's strength has been in a few sectors, dominated by a handful of very popular stay-at-home growth and technology stocks. Only two market sectors were up for the year through June 30, Technology and Consumer Discretionary, where over 40% of the sector is represented by Amazon. The dominance of a few mega size Technology and Growth stocks is giving a distorted picture of the return of stocks this year. For the six months of 2020 through June 30, the average stock in the S&P 500 (using the S&P 500 equally weighted Index) is down -10.77% compared to the -3.08% decline for the S&P 500 Index, which is a size weighted index.3

Left behind are many well-run companies in less popular sectors, trading at very attractive prices. Many of these high-quality companies have solid earnings prospects and good dividends that should be increasingly valuable with interest rates near zero.

From a big picture perspective, three other notable market positives are the Federal Reserve's commitment to keeping interest rates low until the recovery is well established, the trillions of dollars that the Federal Government has pumped into the economy, including the Payment Protection Program, and the all-time high levels of investible cash on the sidelines waiting for the economic uncertainty to recede. With money market rates near zero and U.S. Treasuries with maturities of 10 years or less paying well under 1%, we expect a lot of that money to eventually find its way back into the stock market which should ultimately provide a tail wind for higher stock prices.

Zooming in, our largest portfolio sector weightings reflect where we are finding the most value. They include Consumer Staples, Communications, Financials, Health Care, and Technology.

We are more cautious about investments in areas severely impacted by the pandemic that we think face a long road back to recovery. These include REIT, Lodging, Travel, Restaurants, and much of traditional Retail, which was already experiencing a painful number of store closings and bankruptcies before the virus stay-at-home orders shut down almost all stores except those deemed essential.

Highlighting this point, in its recent earnings report (July 1, 2020), FedEx noted that "several years of retail share gains have been compressed into a few months in the United States, with e-commerce as a percentage of U.S. retail increasing from 16% in calendar 2019 to 27% in April 2020".

3  The average stock in the S&P 500 is a performance calculation based on equal weighting. The S&P 500 Index factors in the size of stocks when it calculates performance.

MATRIX ADVISORS
DIVIDEND FUND

Looking ahead, we expect the near-term economic numbers will show significant improvement as the economy reopens, against easy second quarter comparisons. The June unemployment rate of 11.1% was an improvement from May's 13.3% and April's 14.7%. But there are still 15 million fewer jobs than in February before the pandemic struck the U.S. Despite the recent improvement, we are at the highest level of unemployment in our history, outside of the Great Depression.

We are wary of forecasts that project a rapid acceleration in the strength and duration of the recovery until the virus is brought under control. J.P. Morgan's chief economist thinks that even with a recovery, the U.S. unemployment rate could remain in double digits at the end of 2020 and high single digits by the end of 2021.

We expect the economy's full recovery to pre-COVID-19 levels of employment will take some time but think that the stock market will key off the numbers from the second quarter's recession low going forward on a directional basis rather than absolute levels.

The biggest risk we see to the economy and stock market by far is the increasing number of COVID-19 virus cases. The idea that the rate of transmission would decline as the weather warmed up has proven to be a false hope. Social distancing and wearing face masks have helped limit the virus but are too often ignored. Hopefully, the health care scientists will find more effective treatments and a vaccine soon. At the moment these better treatments, combined with greater testing and diagnosis availability, seems to be resulting in better outcomes (lower death rates), but as death is a lagging indicator after a big pick up in cases, it's too early to tell exactly how this is going to play out.

Another risk, but less pronounced in our view is the upcoming November elections. Presidential elections and possible changes in leadership and direction or new initiatives in a second term can create significant short-term uncertainty. But both candidates and parties will be very focused on getting the economy going again, regardless of who wins. Over time, the stock market has generally faired favorably with either party in the White House. Finally, regarding the election and each candidate's agenda, we will be following developments closely and reviewing the portfolio and our exposures to make sure we are comfortable and well positioned regardless of who wins.

Fund Annual Fiscal Year Review

For the fiscal year (6/30/19 - 6/30/20), the Fund was down -2.18% trailing the S&P 500 Index's return of +7.51% but ahead of the Russell 1000 Value Index's return of -8.84%. Performance returns for the Fund were led by strong results in the Technology, Health Care and Consumer Staples sectors. Weak returns in the Energy and Financial sectors detracted from performance. It was a very volatile fiscal year, with strong market and Fund returns for much of the year overwhelmed by the global pandemic, economic shutdown and bear market in Q1 2020. As discussed above, though we expect more market volatility going forward, we are optimistic about the Fund's prospects in the coming year.

2nd Quarter and YTD Review and Outlook

The Matrix Advisors Dividend Fund had a very solid quarter, behind the more growth/ technology-oriented S&P 500 Index but modestly better than the Russell 1000 Value Index. For the first six months of the year, the portfolio is nicely ahead of the Russell 1000 Value Index but trails the S&P 500 Index.

MATRIX ADVISORS
DIVIDEND FUND

The Fund portfolio sectors contributing most to returns in the second quarter (multiplying sector weighting by return) were Technology, Health Care, and Consumer Staples. Lagging sectors were Utilities, Communication Services, and Energy.

For the first six months of 2020, the strongest sector contributors to performance were Technology, Consumer Staples, and Consumer Discretionary. The greatest detractors from results were Financials, Energy, and Communication Services.

During this period of extreme uncertainty and market volatility, we have been reviewing all Fund portfolio holdings. We made several changes this quarter that we believe further improved quality, resilience, and potential total return. Some position sizes were adjusted (up and down), new names were added, and others sold.

During the quarter we added new positions in Coca Cola, Comcast, and two banks, M&T Bank Corp. and US Bancorp that replaced our Wells Fargo position.

Coca Cola (KO) has a global consumer franchise with a history of stability through economic cycles, growing cash flow, earnings, and dividends. The company's stock price is depressed because half of KO's revenues come from businesses that are restricted from opening due to the virus, including restaurants, stadiums, and other entertainment venues. Importantly, even during the COVID-19 recession, the company is still very profitable.

Comcast is a leading communications and entertainment company with an exceptional management team. All of Comcast's businesses are industry leaders, including Comcast Cable, NBC Universal, Sky Broadcasting and Universal Theme Parks. The company's cable TV division, led by its broadband business, has continued to grow during the pandemic as consumers spend more time online and want the high-speed connections the service provides. The entertainment division has slowed during the recession but is expected to bounce back strongly as the economy recovers and advertising improves with the return of sporting events. Comcast has an excellent track record of growing earnings, cash flow, and dividends.

We bought M&T Bank and US Bancorp to replace our holding in Wells Fargo (WFC) after our analysis concluded that there was an uncomfortable probability that WFC would be forced to cut its dividend after the latest Fed Stress Test results in late June, which it subsequently confirmed. Both M&T Bank and US Bancorp have very solid businesses, excellent managements, and strong capital ratios. We are confident in their ability to pay and grow their dividends over time.

We also added to last quarter's new position in Duke Energy. We think the Utility sector in general is more attractive than it has been in several years and are spending more time analyzing investment opportunities in this sector. Historically, Utilities often are strong relative performers during times of weaker economic growth and low interest rates as investors are attracted to their stable earnings and higher dividend yields. This year, the group has broken with that history (down 11.1% year-to-date through June 30) and we are doing more work on some well-run companies in the sector. We think the group's healthy yields will eventually be perceived as very attractive again, especially compared to the anemic returns offered by money market funds and cash.

We also added to holdings in AT&T, IBM, MetLife, Merck, and Qualcomm.

MATRIX ADVISORS
DIVIDEND FUND

In addition to the Wells Fargo sale mentioned earlier, for similar concerns about certainty of dividends we also sold the positions in ViacomCBS and Unilever. The proceeds were used to fund our new investments in Coca-Cola and Comcast, profiled above.

We trimmed positions in Gilead Sciences and Home Depot when they became oversized. Gilead has benefited from more studies reporting that its experimental drug, remdesivir, is an effective treatment for COVID-19. Home Depot has proven to be a rare winner in the new retail economy by providing a large and competitively priced assortment of hardware, garden, and home improvement products that Amazon has not yet figured out how to beat.

All our portfolio moves are intended to lower our risk, increase the safety of our dividend stream, and provide good returns in sectors that we think will rebound in the next cyclical upturn.

As of June 30, the Fund portfolio's 2021 estimated P/E multiple was 14.7 times estimated earnings which is at a discount to the S&P 500's 16.8 times earnings4, and very attractive on an absolute basis. The Fund portfolio's targeted appreciation is more than 35%, a high level for this discipline that historically has been a positive indicator for the portfolio.

During the quarter, in the depths of the recession, seven of our Fund's holdings increased their dividends by an average of 5.1% These increases were made during the worst period of this deep COVID-19 recession and are a testament to their desire and ability to maintain and grow their dividends as an important part of shareholder returns. For the first six months of the year, 16 of the Fund's holdings have increased their dividends by 5.5%, on average. We expect the Fund portfolio's dividends to grow modestly this year and return to healthier growth next year and thereafter.

We believe the Fund's portfolio holdings are in high-quality companies with good dividends, strong business models, and solid balance sheets at attractive valuations. We believe the Fund's strategy is ideally suited for conservative income-oriented equity investors, seeking growing income and capital appreciation over time.

After a nice bounce back during the first part of the market's recovery, we look for the Fund to continue to move higher and add to its recovery in the next leg of the market move, where we expect increased volatility but ultimately an upside bias.

  *  *  *

We thank you for your continued confidence and truly value our relationship with you. We are working hard to reward your trust. Stay well and we hope to speak with you soon.

Best regards,

4  Source: Bloomberg.

MATRIX ADVISORS
DIVIDEND FUND

Expense Example (Unaudited)

As a shareholder of the Fund, you incur ongoing cost including advisory fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period indicated and held for the entire period from January 1, 2020 to June 30, 2020.

Actual Expenses

The information in the table under the heading "Actual Performance" provides information about actual account values and actual expenses. You may use the information in these columns together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the row entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading "Hypothetical Performance (5% return before expenses)" provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the information under the heading "Hypothetical Performance (5% return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if transactional costs were included, your costs would have been higher.

EXPENSE EXAMPLE	ACTUAL PERFORMANCE	HYPOTHETICAL PERFORMANCE (5% RETURN BEFORE EXPENSES)
Beginning Account Value (1/1/20)	$1,000.00	$1,000.00
Ending Account Value (6/30/20)	$881.90	$1,020.39
Expenses Paid During Period[1]	$4.21	$4.52

(1)  Expenses are equal to the Fund's annualized expense ratio of 0.90% multiplied by the average account value over the period, multiplied by 182/366 (to reflect the "period").

MATRIX ADVISORS
DIVIDEND FUND

SECTOR BREAKDOWN
Health Care	19.8%
Financials	19.3%
Consumer Staples	17.6%
Information Technology	16.6%
Communication Services	9.7%
Industrials	6.4%
Consumer Discretionary	3.9%
Energy	3.5%
Utilities	2.4%
Total Investments	99.2%
Short-Term Investments, Net of Other Assets	0.8%
Total Net Assets	100.0%

The table above lists sector allocations as a percentage of the Fund's total investments as of June 30, 2020.

MATRIX ADVISORS
DIVIDEND FUND

Schedule of Investments

June 30, 2020

SHARES	VALUE
COMMON STOCKS - 99.2%
BANK (MONEY CENTER): 4.3%
8,200 JPMorgan Chase & Co.	$771,292
BANK (REGIONAL): 9.0%
2,300 M&T Bank Corp.	239,131
6,800 The PNC Financial Services Group, Inc.	715,428
17,000 Truist Financial Corp.	638,350
1,592,909
BANK (SUPER REGIONAL): 1.9%
9,300 US Bancorp	342,426
BEVERAGES: 5.0%
4,200 PepsiCo, Inc.	555,492
7,600 The Coca-Cola Co.	339,568
895,060
BIOTECHNOLOGY: 4.4%
10,100 Gilead Sciences, Inc.	777,094
BUILDING MATERIAL AND SUPPLIES DEALERS: 3.9%
2,775 The Home Depot, Inc.	695,165
CABLE TV: 1.1%
5,200 Comcast Corp. - Class A	202,696
COMPUTER PERIPHERALS: 2.0%
2,950 IBM	356,272
COMPUTER SOFTWARE AND SERVICES: 6.0%
5,250 Microsoft Corp.	1,068,428
DRUG: 9.4%
10,000 AbbVie, Inc.	981,799
9,000 Merck & Co., Inc.	695,970
1,677,769

The accompanying notes are an integral part of these financial statements.

MATRIX ADVISORS
DIVIDEND FUND

Schedule of Investments

June 30, 2020 – Continued

SHARES	VALUE
DRUG STORE: 4.7%
12,800 CVS Health Corp.	$831,616
ELECTRIC UTILITY: 2.4%
5,400 Duke Energy Corp.	431,406
FOOD PROCESSING (RETAIL): 8.8%
10,800 General Mills, Inc.	665,820
13,500 Kellogg Co.	891,810
1,557,630
HOUSEHOLD PRODUCTS: 3.9%
4,900 Kimberly-Clark Corp.	692,615
INSURANCE (DIVERSIFIED): 4.1%
20,200 MetLife, Inc.	737,704
MANUFACTURING - MISCELLANEOUS: 3.0%
6,000 Eaton Corp. Plc	524,880
MEDICAL SUPPLIES: 1.3%
1,650 Johnson & Johnson	232,040
PETROLEUM (INTEGRATED): 3.5%
2,900 Chevron Corp.	258,767
8,200 Exxon Mobil Corp.	366,704
625,471
TELECOMMUNICATION SERVICES: 8.5%
27,000 AT&T, Inc.	816,210
12,700 Verizon Communications, Inc.	700,151
1,516,361
TELECOMMUNICATIONS (EQUIPMENT): 8.6%
18,600 Cisco Systems, Inc.	867,504
7,300 QUALCOMM, Inc.	665,833
1,533,337

The accompanying notes are an integral part of these financial statements.

MATRIX ADVISORS
DIVIDEND FUND

Schedule of Investments

June 30, 2020 – Continued

SHARES	VALUE
TRANSPORTATION SERVICES: 3.4%
5,500 United Parcel Service, Inc. - Class B	$611,490
TOTAL COMMON STOCKS (Cost $15,793,406)	$17,673,661
SHORT-TERM INVESTMENTS - 0.7%
118,070 First American Government Obligations Fund, Class X - 0.09%*	118,070
TOTAL SHORT-TERM INVESTMENTS (Cost $118,070)	$118,070
TOTAL INVESTMENTS (Cost $15,911,476): 99.9%	17,791,731
OTHER ASSETS IN EXCESS OF LIABILITIES: 0.1%	25,401
TOTAL NET ASSETS: 100.0%	$17,817,132

* Rate quoted is seven-day yield at period end

The accompanying notes are an integral part of these financial statements.

MATRIX ADVISORS
DIVIDEND FUND

Statement of Assets and Liabilities

At June 30, 2020

ASSETS:
Investments in securities, at value (cost $15,911,476)	$17,791,731
Receivables:
Fund shares sold	126,248
Due from advisor	783
Dividends and interest	15,842
Prepaid expenses	9,212
Total assets	17,943,816
LIABILITIES:
Payables:
Investments purchased	93,201
Accrued expenses:
Audit fees	14,013
Custody fees	1,407
Trustees' fees and expenses	89
Other expenses	17,974
Total liabilities	126,684
NET ASSETS	$17,817,132
Number of shares, $0.01 par value, issued and outstanding (unlimited shares authorized)	775,658
Net Asset Value, Offering Price and Redemption Price Per Share	$22.97
COMPONENTS OF NET ASSETS:
Paid in capital	$17,056,681
Total distributable earnings	760,451
Net Assets	$17,817,132

The accompanying notes are an integral part of these financial statements.

MATRIX ADVISORS
DIVIDEND FUND

Statement of Operations

For the Year Ended June 30, 2020

INVESTMENT INCOME
INCOME
Dividend income	$625,356
Interest income	3,358
Total income	628,714
EXPENSES
Advisory fees	99,355
Fund administration fees	27,971
Federal and state registration fees	25,625
Fund accounting fees	20,414
Transfer agent fees	20,167
Legal fees	15,009
Audit fees	14,009
Reports to shareholders	12,298
Custody fees	7,468
Trustees' fees and expenses	3,406
Other expenses	9,615
Total operating expenses	255,337
Less: Expense reimbursement by advisor	(106,305)
Net expenses	149,032
Net investment income	479,682
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized loss on investments	(1,048,959)
Net change in unrealized appreciation/depreciation on investments	381,891
Net realized and unrealized loss on investments	(667,068)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(187,386)

The accompanying notes are an integral part of these financial statements.

MATRIX ADVISORS
DIVIDEND FUND

Statement of Changes in Net Assets	YEAR ENDED JUNE 30, 2020	YEAR ENDED JUNE 30, 2019
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$479,682	$326,562
Net realized gain (loss) on investments	(1,048,959)	97,847
Net change in net unrealized appreciation/depreciation on investments	381,891	908,827
Net increase (decrease) in net assets resulting from operations	(187,386)	1,333,236
NET DISTRIBUTIONS TO SHAREHOLDERS	(546,118)	(422,883)
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	4,332,103	3,329,296
Proceeds from reinvestment of distributions	537,718	413,929
Cost of shares redeemed	(1,462,593)	(206,671)
Net increase from capital share transactions	3,407,228	3,536,554
Total increase in net assets	2,673,724	4,446,907
NET ASSETS
Beginning of year	15,143,408	10,696,501
End of year	$17,817,132	$15,143,408
CHANGE IN SHARES
Shares outstanding, beginning of year	623,793	472,774
Shares sold	192,342	141,979
Shares issued on reinvestment of distributions	22,993	17,901
Shares redeemed	(63,470)	(8,861)
Shares outstanding, end of year	775,658	623,793

The accompanying notes are an integral part of these financial statements.

MATRIX ADVISORS
DIVIDEND FUND

Financial Highlights

For a capital share outstanding throughout each year/period

	YEARS ENDED JUNE 30,			PERIOD OCTOBER 13, 2016(a) THROUGH
	2020	2019	2018	JUNE 30, 2017
Net asset value, beginning of year/period	$24.28	$22.62	$21.36	$20.00
Income (loss) from investment operations:
Net investment income	0.70 (b)	0.60 (b)	0.50 (b)	0.35	(b)
Net realized and unrealized gain (loss) on investments	(1.22)	1.81	1.33	1.33
Total from investment operations	(0.52)	2.41	1.83	1.68
Less distributions:
Dividends from net investment income	(0.69)	(0.57)	(0.46)	(0.32)
Distributions from net realized gain	(0.10)	(0.18)	(0.11)	—
Total distibutions	(0.79)	(0.75)	(0.57)	(0.32)
Net asset value, end of year/period	$22.97	$24.28	$22.62	$21.36
Total return	(2.18)%	10.86%	8.59%	8.41	%(c)
Ratios/supplemental data:
Net assets, end of year/period (millions)	$17.8	$15.1	$10.7	$6.4
Ratio of operating expenses to average net assets:
Before expense reimbursement	1.54%	1.80%	2.51%	3.66	%(d)
After expense reimbursement	0.90%	0.90%	0.90%	0.90	%(d)
Ratio of net investment income (loss) to average net assets:
Before expense reimbursement	2.26%	1.66%	0.57%	(0.47	)%(d)
After expense reimbursement	2.90%	2.56%	2.18%	2.29	%(d)
Portfolio turnover rate	38%	23%	6%	7	%(c)

(a)  Commencement of operations.

(b)  Calculated using the average shares method.

(c)  Not Annualized.

(d)  Annualized.

The accompanying notes are an integral part of these financial statements.

MATRIX ADVISORS
DIVIDEND FUND

Notes to Financial Statements

NOTE 1 – ORGANIZATION

The Matrix Advisors Dividend Fund (the "Fund") is a series of Matrix Advisors Funds Trust (the "Trust"), which was organized on July 20, 2016 as a Delaware statutory trust and is registered under the Investment Company Act of 1940 (the "1940 Act"). The Trust is a diversified, open-end management investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (the "FASB") Accounting Standard Codification Topic 946 "Financial Services – Investment Companies". The Fund commenced operations on October 13, 2016. The objective of the Fund is to seek current income and capital appreciation.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The Fund consistently follows the accounting policies set forth below which are in conformity with accounting principles generally accepted in the United States of America ("U.S. GAAP").

A.  Security Valuation.

Securities traded on a national securities exchange, except those listed on the NASDAQ Stock Market, LLC ("NASDAQ") are valued at the last reported sales price at the close of regular trading on each day the exchanges are open for trading (generally 4:00 p.m, Eastern time). Securities traded on the NASDAQ are valued at the NASDAQ Official Closing Price, which may not necessarily represent the last sale price. Quotations of foreign securities currencies and other assets denominated in foreign currencies are translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar, as provided by an independent pricing service or reporting agency. Foreign currency exchange rates generally are valued at the last sale price at the close on an exchange on which the security is primarily traded. Securities traded on an exchange for which there have been no sales are valued at the mean between the the last reported bid and the asked quotes, or the last sale price when appropriate.

Securities for which quotations are not readily available are stated at their respective fair values as determined in good faith by the Trust's Valuation Committee and the Pricing Committee of Matrix Asset Advisors, Inc. (the "Advisor" or "Matrix"), the Fund's investment advisor, in accordance with procedures approved by the Board of Trustees of the Trust. In determining fair value, the Fund takes into account all relevant factors and available information. Consequently, the price of the security used by the Fund to calculate its net asset value ("NAV") per share may differ from quoted or published prices for the same security. Fair value pricing involves subjective judgments and there is no single standard for determining a security's fair value. As a result, different mutual funds could reasonably arrive at a different fair value for the same security. It is possible that the fair value determined for a security is materially different from the value that could be realized upon the sale of that security or from the values that other mutual funds may determine.

Investments in other funds are valued at their respective NAVs as determined by those funds for purchase and/or redemption orders placed on that day, in accordance with the 1940 Act.

Foreign securities are recorded in the financial statements after translation to U.S. dollars based on the applicable exchange rate at the end of the period. The Fund does not isolate that portion of the results of

MATRIX ADVISORS
DIVIDEND FUND

Notes to Financial Statements, Continued

operations arising as a result of changes in the currency exchange rate from the fluctuations arising as a result of changes in the market prices of investments during the period.

B.  Share Valuation.

The NAV per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses), by the total number of shares outstanding of the Fund, rounded to the nearest cent. The Fund's shares will not be priced on the days on which the New York Stock Exchange ("NYSE") is closed for trading. The offering and redemption price per share of the Fund is equal to the Fund's NAV per share.

C.  Federal Income Taxes.

The Fund has elected to be treated as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended. The Fund intends to distribute substantially all of its taxable income and any capital gains less any applicable capital loss carryforwards.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is "more likely than not" to be sustained assuming examination by tax authorities. Management has analyzed the Fund's tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years (2017 – 2019) or expected to be taken in the Fund's 2020 tax returns. The Fund identifies its major tax jurisdictions as U. S. Federal, New York State and New York City. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

D.  Use of Estimates.

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

E.  Security Transactions, Investment Income, and Distributions.

Security transactions are accounted for on the trade date. The Fund expects to make distributions of net investment income, if any, quarterly, and distributions of net capital gains, if any, at least annually. Dividend income and distributions to shareholders are recorded on the ex-dividend date, and interest income is recognized on the accrual basis. Realized gains and losses are evaluated on the basis of identified costs. Premiums and discounts on the purchase of securities are amortized/accreted using the effective interest method. U.S. GAAP requires that permanent financial reporting and tax differences be reclassified in the capital accounts.

F.  Indemnification Obligations.

Under the Fund's organizational documents, its current and former Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts that contain a variety of representations and

MATRIX ADVISORS
DIVIDEND FUND

Notes to Financial Statements, Continued

warranties that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred or that would be covered by other parties.

G.  Subsequent Events.

In preparing these financial statements, the Fund has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued and determined that no events have occurred that require disclosure.

NOTE 3 – AGREEMENTS AND RELATED PARTY TRANSACTIONS

The Fund has entered into an investment advisory agreement ("Advisory Agreement") with the Advisor. Under the Advisory Agreement, the Advisor has overall responsibility for the general management and investment of the Fund's portfolio, subject to the supervision of the Board of Trustees. The Fund compensates the Advisor for its services at the annual rate of 0.60% of its average daily net assets, payable on a monthly basis in arrears. For the year ended June 30, 2020, the Fund accrued $99,355 in advisory fees.

The Fund is responsible for its own operating expenses. Pursuant to an operating expenses limitation agreement between the Advisor and the Fund, the Advisor has contractually agreed to waive its fees or reimburse Fund expenses until at least October 31, 2020, to ensure that Total Annual Fund Operating Expenses (exclusive of interest, acquired fund fees and expenses, distribution and/or service (12b-1) fees, leverage and tax expenses, dividend and interest expenses on short positions, brokerage commissions and extraordinary expenses) will not exceed 0.90% of the Fund's average daily net assets (the "Expense Limit"). Any waiver of advisory fees or reimbursement of Fund expenses by the Advisor may be recouped within a three-year period from the date of the waiver or expense payment if the aggregate amount actually paid by the Fund toward operating expenses for such fiscal year (taking into account the recoupment) does not exceed the lesser of (i) the Expense Limit in effect at the time of the waiver and/or expense reimbursement or (ii) the Expense Limit in place at the time of recoupment. Any such recoupment will be reviewed by the Board of Trustees. The Fund must pay its current ordinary operating expenses before the Advisor is entitled to any recoupment of fees waived or expenses reimbursed. This arrangement can be terminated only by, or with the consent of, the Board of Trustees.

For the year ended June 30, 2020, the Advisor waived advisory fees and reimbursed expenses totaling $106,305 in the aggregate. At June 30, 2020, the cumulative amount available for reimbursement that has been paid and/or waived is $358,563. Currently, the Advisor has agreed not to seek reimbursement of such fee reductions and/or expense payments. The Advisor may recapture a portion of this amount no later than the dates stated below:

June 30
2021	2022	2023
$137,694	$114,564	$106,305

The Fund's Chief Compliance Officer ("CCO") receives no compensation from the Fund; however, the U.S. Bank Global Fund Services, LLC, the Fund's administrator (the "Administrator") was paid $3,334 for the year ended June 30, 2020 for CCO support services.

MATRIX ADVISORS
DIVIDEND FUND

Notes to Financial Statements, Continued

NOTE 4 – INVESTMENT TRANSACTIONS

The cost of purchases and the proceeds from sales of securities, other than short-term obligations and U.S. Government securities, for the year ended June 30, 2020, are as follows:

	Purchases	Sales
Common Stock	$9,655,495	$6,218,738

NOTE 5 – DISTRIBUTIONS TO SHAREHOLDERS

As of June 30, 2020, the components of distributable earnings on a tax basis were as follows:

Cost of investments for tax purposes	$15,912,544
Gross tax unrealized appreciation	2,734,550
Gross tax unrealized depreciation	(855,363)
Net tax unrealized appreciation on investments	1,879,187
Undistributed ordinary income	6,099
Undistributed long-term capital gains	—
Total Distributable Earnings	6,099
Other accumulated losses	(1,124,835)
Total Accumulated Earnings/Losses	$760,451

The difference between book and tax unrealized appreciation is attributable primarily to the tax deferral of losses on wash sale adjustments.

U.S. GAAP required that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended June 30, 2020, the following reclassifications were made:

Distributable Earnings	Paid In Capital
$5,384	$(5,384)

As of June 30, 2020, the Fund had $1,124,835 in post-October losses which are deferred until fiscal year 2021 for tax purposes. The Fund had no capital loss carryover. Capital losses incurred after October 31 ("post-October losses") within that taxable year are deemed to arise on the first day of the Fund's next taxable year.

As of June 30, 2020, the Fund had no qualified late-year ordinary losses, which are deferred until fiscal year 2021 for tax purposes. Net late-year losses incurred after December 31 within the taxable year are deemed to arise on the first day of the Fund's next taxable year.

MATRIX ADVISORS
DIVIDEND FUND

Notes to Financial Statements, Continued

The tax character of distributions paid during the years ended June 30, 2020 and June 30, 2019 were as follow:

	June 30, 2020	June 30, 2019
Distributions Paid From:
Ordinary Income*	$479,347	$357,147
Long-Term Capital Gain	$66,771	$65,736
	$546,118	$422,883

*  For tax purposes, short-term capital gains are considered ordinary income.

The Fund may use earnings and profits distributed to shareholders on redemption of shares as part of the dividends paid deduction.

NOTE 6 – FAIR VALUE

The Fund has adopted fair valuation accounting standards which establish an authoritative definition of fair value and set forth a hierarchy for measuring fair value. These standards require additional disclosure about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs during the period. These standards define fair value as the price that would be received in the sale of an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The fair value hierarchy is organized into three levels based upon the assumptions (referred to as "inputs") used to value the asset or liability. These standards state that "observable inputs" reflect the assumptions that market participants would use in valuing an asset or liability based on market data obtained from independent sources. "Unobservable inputs" reflect the Fund's own assumptions about the inputs market participants would use to value the asset or liability.

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund's own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund's investments and are summarized in the following fair value hierarchy:

Level 1 –  Unadjusted quoted prices in active markets for identical assets or liabilities that the company has the ability to access.

Level 2 –  Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayments speeds, credit risk, yield curves, default rates and similar data.

Level 3 –  Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the company's own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

MATRIX ADVISORS
DIVIDEND FUND

Notes to Financial Statements, Continued

The following is a summary of the inputs used to value the Fund's net assets as of June 30, 2020.

Description	Quoted prices in active markets for identical assets (Level 1)	Significant other observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Equity
Common Stock*	$17,673,661	$—	$—	$17,673,661
Total Equity	$17,673,661	$—	$—	$17,673,661
Short-Term Investments	$118,070	$—	$—	$118,070
Total Investments in Securities	$17,791,731	$—	$—	$17,791,731

*  Please refer to the Schedule of Investments for a breakout of common stocks by industry classifications.

NOTE 7 – IMPACTS OF COVID-19

The recent global outbreak of COVID-19 has disrupted economic markets and the prolonged economic impact is uncertain. The operational and financial performance of the Fund's investments depends on future developments, including the duration and spread of the outbreak, and such uncertainty may in turn impact the value of the Fund's investments.

MATRIX ADVISORS
DIVIDEND FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and
Shareholders of Matrix Advisors Dividend Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Matrix Advisors Dividend Fund (the "Fund"), a series of Matrix Advisors Funds Trust, including the schedule of investments, as of June 30, 2020, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended and for the period October 13, 2016 (commencement of operations) through June 30, 2017, and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of June 30, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended and for the period October 13, 2016 (commencement of operations) through June 30, 2017, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We have served as the Fund's auditor since 2016.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of June 30, 2020 by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
August 25, 2020

MATRIX ADVISORS
DIVIDEND FUND

Additional Information

PROXY VOTING INFORMATION

The Advisor votes proxies relating to portfolio securities in accordance with procedures that have been approved by the Board of Trustees of the Fund. You may obtain a description of these procedures and how the Fund voted proxies relating to the portfolio securities during the most recent 12-month period ended June 30 (once available), free of charge, upon request, by calling toll-free 1-800-366-6223. This information is also available through the Securities and Exchange Commission's website at http://www.sec.gov.

PORTFOLIO HOLDINGS DISCLOSURE

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Part F of Form N-PORT and for reporting periods ended prior to March 31, 2020, filed such information on Form N-Q. The Fund's Forms N-Q or Part F of Form N-PORT are available on the Securities and Exchange Commission's website at http://www.sec.gov. This information is also available, without charge, upon request, by calling toll free, 1-800-366-6223.

TAX NOTICE (UNAUDITED)

The percentage of dividend income distributed for the year ended June 30, 2020, which is designated as qualified dividend income under the Jobs and Growth Tax Relief Reconciliation Act of 2003, is 100.00%.

For the year ended June 30, 2020, the percentage of ordinary income distributions that qualify for the dividend received deduction available to corporate shareholders is 100.00%.

Additional Information Applicable to Foreign Shareholders only:

The Fund hereby designates 0.00% of its ordinary income distributions for the period as interest-related dividends under Internal Revenue Code Section 871(k)(1)(c).

MATRIX ADVISORS
DIVIDEND FUND

Additional Information (Unaudited), Continued

TRUSTEES AND OFFICER INFORMATION

The Board of Trustees is responsible for the overall management of the Fund's business. The Board approves all significant agreements between the Fund and persons or companies furnishing services to it, including the agreements with the Advisor, Administrator, Custodian and Transfer Agent. The Board of Trustees delegates the day-to-day operations of the Fund to its Officers, subject to the Fund's investment objective and policies and to general supervision by the Board. The Statement of Additional Information includes additional information about the Fund's Trustees and is available, without charge, upon request, by calling 1-800-366-6223.

The Trustees and Officers of the Fund, their business addresses and principal occupations during the past five years are:

Interested Trustee
Name, Address, and Year of Birth	Position(s) Held with the Fund	Term of Office and Date Elected	Principal Occupation(s) During the Past 5 Years	Number of Portfolios In Fund Complex** Overseen by Trustee	Other Directorships Held by Trustee
David A. Katz, CFA * 10 Bank Street, Suite 590 White Plains, NY 10606 (Born 1962)	Trustee, President and Treasurer	Indefinite; Since 2016	Chief Investment Officer (1986 to present) and President (1990 to present) of the Advisor, and portfolio manager of the Fund (2016 to present).	2	Director, Matrix Advisors Value Fund, Inc. (mutual fund) (since 1997)
Independent Trustees
T. Michael Tucker 10 Bank Street, Suite 590 White Plains, NY 10606 (Born 1942)	Trustee	Indefinite; Since 2016	Retired; formerly, Owner of T. Michael Tucker, a certified public accounting firm (1977 to 2005 and 2011 to 2019); formerly, Consultant, Carr Riggs & Ingram, LLP, a certified public accounting firm (2005 to 2011).	2	Director, Matrix Advisors Value Fund, Inc. (mutual fund) (since 1997)

MATRIX ADVISORS
DIVIDEND FUND

Additional Information (Unaudited), Continued

Independent Trustees, Continued
Name, Address, and Year of Birth	Position(s) Held with the Fund	Term of Office and Date Elected	Principal Occupation(s) During the Past 5 Years	Number of Portfolios In Fund Complex** Overseen by Trustee	Other Directorships Held by Trustee
Larry D. Kieszek 10 Bank Street, Suite 590 White Plains, NY 10606 (Born 1950)	Trustee and Chairman	Indefinite; Since 2016	Retired; formerly, Partner of Purvis, Gray & Company, a certified public accounting firm (1974 to 2015).	2	Director, Matrix Advisors Value Fund, Inc. (mutual fund) (since 1997)
David S. Wyler 10 Bank Street, Suite 590 White Plains, NY 10606 (Born 1969)	Trustee	Indefinite; Since 2016	Vice President of Advanced TV & Digital Video at IRI Worldwide (market research company) (December 2017 to present); Vice President of Business Development, iQ Media (audience intelligence firm) (May to September 2017); Senior Director of Sales at Simulmedia (TV targeting company) (2016 – 2017); Vice President of Business Development at Resonate (marketing intelligence firm) (2014 – 2016); Vice President Business Development, Experian (2013 – 2014).	2	Director, Matrix Advisors Value Fund, Inc. (mutual fund) (since 2016)

MATRIX ADVISORS
DIVIDEND FUND

Additional Information (Unaudited), Continued

Officers of the Fund
Name, Address, and Year of Birth	Position(s) Held with the Fund	Term of Office and Date Elected	Principal Occupation(s) During the Past 5 Years	Number of Portfolios In Fund Complex** Overseen by Trustee	Other Directorships Held by Trustee
Lon F. Birnholz 10 Bank Street, Suite 590 White Plains, NY 10606 (Born 1960)	Executive Vice President and Secretary	Indefinite; Since 2016	Senior Managing Director of the Advisor (1999 to present).	N/A	N/A
Steven G. Roukis, CFA 10 Bank Street, Suite 590 White Plains, NY 10606 (Born 1967)	Senior Vice President	Indefinite; Since 2016	Managing Director and Senior Portfolio Manager of the Advisor (2005 to present).	N/A	N/A
Jordan F. Posner 10 Bank Street, Suite 590 White Plains, NY 10606 (Born 1957)	Senior Vice President	Indefinite; Since 2016	Managing Director and Senior Portfolio Manager of the Advisor (2005 to present).	N/A	N/A
Stephan J. Weinberger, CFA 10 Bank Street, Suite 590 White Plains, NY 10606 (Born 1955)	Senior Vice President	Indefinite; Since 2016	Managing Director and Senior Portfolio Manager of the Advisor (2010 to present).	N/A	N/A

MATRIX ADVISORS
DIVIDEND FUND

Additional Information (Unaudited), Continued

Officers of the Fund, Continued
Name, Address, and Year of Birth	Position(s) Held with the Fund	Term of Office and Date Elected	Principal Occupation(s) During the Past 5 Years	Number of Portfolios In Fund Complex** Overseen by Trustee	Other Directorships Held by Trustee
Jonathan Tom 10 Bank Street, Suite 590 White Plains, NY 10606 (Born 1983).	Senior Vice President	Indefinite; Since 2016	Chief Operating Officer of the Advisor (2015 to present); Head Fixed Income Trader of the Advisor (2011 to present); Equity Research Analyst the Advisor (2005 to present).	N/A	N/A
Conall Duffin 10 Bank Street, Suite 590 White Plains, NY 10606 (Born 1975)	Vice President, Assistant Secretary, Chief Compliance Officer and AML Compliance Officer	Indefinite; Since 2016	Chief Compliance Officer of the Advisor (2016 to present); Vice President Marketing and Mutual Fund Services of the Advisor (2010 to present).	N/A	N/A

*  "Interested person" of the Trust, as that term is defined by the 1940 Act. Mr. Katz is considered an "interested person" because of his affiliation with the Advisor.

**  The "Fund Complex" includes the Fund and Matrix Advisors Value Fund, Inc.

MATRIX ADVISORS
DIVIDEND FUND

PRIVACY NOTICE

The Fund collects non-public information about you from the following sources:

•  Information we receive about you on applications or other forms;

•  Information you give us orally; and

•  Information about your transactions with us or others.

We do not disclose any non-public personal information about our shareholders or former shareholders without the shareholder's authorization, except as required or permitted by law or in response to inquiries from governmental authorities. We restrict access to your personal and account information to those employees who need to know that information to provide products and services to you. We may disclose that information to unaffiliated third parties (such as to brokers or custodians) only as permitted by law and only as needed for us to provide agreed services to you. We maintain physical, electronic and procedural safeguards to guard your non-public personal information.

If you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared by those entities with nonaffiliated third parties.

Board of Trustees
David A. Katz, CFA
Larry D. Kieszek
T. Michael Tucker
David S. Wyler

•

Investment Advisor
Matrix Asset Advisors, Inc.
10 Bank Street, Suite 590
White Plains, NY 10606
(800) 366-6223

•

Custodian
U.S. Bank, N.A.
1555 N. RiverCenter Drive, Suite 302
Milwaukee, WI 53212
•

Transfer Agent
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI 53202

•

Administrator
U.S. Bancorp Fund Services, LLC
2020 East Financial Way, Suite 100
Glendora, CA 91741

•

Independent Registered Public
Accounting Firm
Tait, Weller & Baker LLP
50 South 16th Street, Suite 2900
Philadelphia, PA 19102

•

Distributor
Quasar Distributors, LLC
111 East Kilbourn Avenue, Suite 2200
Milwaukee, WI 53202

Annual Report

MATRIX ADVISORS

DIVIDEND FUND

June 30, 2020

This report is intended for shareholders of the Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus.

Past performance results shown in this report should not be considered a representation of future performance. Share price and returns will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are dated and are subject to change.

10 Bank Street, Suite 590
White Plains, NY 10606

Ticker Symbol: MADFX
Cusip: 57681H108

Beginning in February 2021 for the Fund, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund's shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. If you invest through a financial intermediary, you may elect to receive shareholder reports and other communications electronically from the Fund by contacting your financial intermediary. If you invest directly with the Fund, you will receive shareholder reports electronically beginning in February 2021.

You may elect to receive all future shareholder reports in paper free of charge. You can request to continue receiving paper copies of your shareholder reports by contacting your financial intermediary or, if you invest directly with the Fund, calling 1-800-366-6223 to let the Fund know of your request.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

The registrant undertakes to provide to any person without charge, upon request, a copy of its code of ethics by mail when they call the registrant at 1-800-366-6223.

Item 3. Audit Committee Financial Expert.

The registrant’s board of directors has determined that there is at least one audit committee financial expert serving on its audit committee. Messrs. Kieszek and Tucker are “audit committee financial expert(s)” and are considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There were no “Other services” provided by the principal accountant. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 6/30/2020	FYE 6/30/2019
Audit Fees	$12,000	$12,000
Audit-Related Fees	$0	$0
Tax Fees	$2,000	$2,000
All Other Fees	$0	$0

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Tait, Weller & Baker LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 6/30/2020	FYE 6/30/2019
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years. The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 6/30/2020	FYE 6/30/2019
Registrant	$0	$0
Registrant’s Investment Adviser	$0	$0

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11. Controls and Procedures.

(a)	The Registrant’s President/Chief Executive Officer and Treasurer/Chief Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to the Registrant’s Form N-CSR filed March 8, 2017.

(2) A separate certification for each principal executive and principal financial officer pursuant to Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)). Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant. There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Matrix Advisors Funds Trust

By	/s/ David A. Katz
David A. Katz, President

Date	September 4, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ David A. Katz
David A. Katz, President

Date	September 4, 2020